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                                                                    Exhibit 23.4



                        CONSENT OF INDEPENDENT AUDITORS




We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated January 28, 1998 with respect to the financial statements of Jacom Computer Services, Inc. included in the Post-Effective Amendment No. 1 to Form S-1 (File No. 333-53779) and to the reference to our firm under the caption "Expert" included in the Registration Statement on Form S-1, filed with the Securities and Exchange Commission.



/s/ BDO SEIDMAN, LLP
---------------------------
BDO Seidman, LLP



August 5, 1998